WORLD OMNI 1997-B AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
October 31, 1997
                                                                   Aggregate
                                                                   Net Investment
Aggregate Net Investment Value                                     Value                    99.8%
Original                                                           1,201,460,914.83         1,199,057,993.00
10/1/97                                                            1,201,460,914.83         1,199,057,993.00

Principal collections & reimbursement loss amount                     12,924,168.77            12,898,320.43
10/31/97                                                           1,188,536,746.06         1,186,159,672.57

Note Balance @ 10/31/97                                            1,201,460,914.83         1,199,057,993.00

                                                                   Class A-1
                                                                   Allocation               Note
Aggregate Net Investment Value                                     Percentage               Balance

Original                                                                      22.18282%       260,000,000
10/1/97                                                                       22.18282%       260,000,000

Principal collections & reimbursement loss amount                                              12,556,718
10/31/97                                                                                      247,443,282

Note Balance @ 10/31/97                                                       22.18282%       260,000,000

                                                                   Class A-2
                                                                   Allocation               Note
Aggregate Net Investment Value                                     Percentage               Balance

Original                                                                      18.77008%       220,000,000
10/1/97                                                                       18.77008%       220,000,000

Principal collections & reimbursement loss amount                                                  12,396
10/31/97                                                                                      219,987,604

Note Balance @ 10/31/97                                                       18.77008%       220,000,000

                                                                   Class A-3
                                                                   Allocation               Note
Aggregate Net Investment Value                                     Percentage               Balance

Original                                                                      33.27424%       390,000,000
10/1/97                                                                       33.27424%       390,000,000

Principal collections & reimbursement loss amount                                                  21,974
10/31/97                                                                                      389,978,026

Note Balance @ 10/31/97                                                       33.27424%       390,000,000

                                                                   Class A-4
                                                                   Percentage               Note
Aggregate Net Investment Value                                     Percentage               Balance

Original                                                                      20.40206%       239,128,000
10/1/97                                                                       20.40206%       239,128,000

Principal collections & reimbursement loss amount                                                  13,473
10/31/97                                                                                      239,114,527

Note Balance @ 10/31/97                                                       20.40206%       239,128,000

                                                                  Class B
                                                                  Allocation                Note
Aggregate Net Investment Value                                    Percentage                Balance

Original                                                                       5.37080%        62,950,000
10/1/97                                                                        5.37080%        62,950,000

Principal collections & reimbursement loss amount                                                   3,547
10/31/97                                                                                       62,946,453

Note Balance @ 10/31/97                                                        5.37080%        62,950,000



Aggregate Net Investment Value                                     Transferor Interest      Balance

Original                                                                       2.25000%        26,979,993
10/1/97                                                                                        26,979,993

Principal collections & reimbursement loss amount                              2.25000%           288,692
10/31/97                                                                       2.25000%        26,689,781

Note Balance @ 10/31/97                                                        2.25000%        26,979,993


Distributable Amounts                                              Total

Interest Distributable Amount                                          1,002,118.14
Principal Distributable Amount (1)                                    12,830,760.77
Reimbursed Charged-off Amount (1)                                         67,559.66
Reimbursed Residual Value Loss Amount                                          0.00
Reimbursed Additional Loss Amount                                              0.00

Total                                                                 13,900,438.57

Distributable Amounts                                              Class A-1                %

Interest Distributable Amount                                            219,194.44
Principal Distributable Amount (1)                                    12,542,068.66                    97.75000%
Reimbursed Charged-off Amount (1)                                         14,649.43                    21.68369%
Reimbursed Residual Value Loss Amount                                          0.00                    21.68369%
Reimbursed Additional Loss Amount                                              0.00                     0.00000%

Total                                                                 12,775,912.53

Distributable Amounts                                              Class A-2                %

Interest Distributable Amount                                            185,777.78
Principal Distributable Amount (1)                                             0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                         12,395.67                    18.34774%
Reimbursed Residual Value Loss Amount                                          0.00                    18.34774%
Reimbursed Additional Loss Amount                                              0.00                     0.00000%

Total                                                                    198,173.45

Distributable Amounts                                              Class A-3               %

Interest Distributable Amount                                            334,750.00
Principal Distributable Amount (1)                                             0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                         21,974.14                    32.52553%
Reimbursed Residual Value Loss Amount                                          0.00                    32.52553%
Reimbursed Additional Loss Amount                                              0.00                     0.00000%

Total                                                                    356,724.14

Distributable Amounts                                              Class A-4                %

Interest Distributable Amount                                            205,915.78
Principal Distributable Amount (1)                                             0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                         13,473.42                    19.94299%
Reimbursed Residual Value Loss Amount                                          0.00                    19.94299%
Reimbursed Additional Loss Amount                                              0.00                     0.00000%

Total                                                                    219,389.20

Distributable Amounts                                              Class B                  %

Interest Distributable Amount                                             56,480.14
Principal Distributable Amount (1)                                             0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                          3,546.85                     5.24995%
Reimbursed Residual Value Loss Amount                                          0.00                     5.24995%
Reimbursed Additional Loss Amount                                              0.00                     0.00000%

Total                                                                     60,026.99

Distributable Amounts                                              Transferor Interest      %

Interest Distributable Amount                                            127,927.37
Principal Distributable Amount (1)                                       288,692.12                     2.25000%
Reimbursed Charged-off Amount (1)                                              0.00                     0.00000%
Reimbursed Residual Value Loss Amount                                          0.00                     0.00000%
Reimbursed Additional Loss Amount                                              0.00                     0.00000%

Total                                                                    416,619.49

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Certificate Factors                                                Series A-1               Series A-2

                                                       10/1/97               100.0000000%             100.0000000%
                                                       10/31/97              100.0000000%             100.0000000%

Certificate Factors                                                Series A-3               Series A-4

                                                       10/1/97               100.0000000%             100.0000000%
                                                       10/31/97              100.0000000%             100.0000000%

Certificate Factors                                                Series B

                                                       10/1/97               100.0000000%
                                                       10/31/97              100.0000000%

Pool Data                                                          10/1/97                  $

Number of Loans                                                           49,166
Prepayments                                                                    0                        0.00
Scheduled Terminations                                                         0                        0.00
Charge-Offs                                                                    0                        0.00
Weighted Ave APR                                                               8.98%


Pool Data                                                          10/31/97                 $

Number of Loans                                                           49,028
Prepayments                                                                  128                3,415,338.68
Scheduled Terminations                                                         0                        0.00
Charge-Offs                                                                   10                  196,895.05
Weighted Ave APR                                                               8.98%


Account Balances                                                   Pay Ahead                Advance                 Reserve Fund

Balance as of  10/01/97                                                        0.00                     0.00           11,990,580.00
Balance as of  10/31/97                                                2,354,945.72               173,829.06           11,990,580.00
Change                                                                 2,354,945.72               173,829.06                    0.00
Required Amount (withdrawl from reserve)                                                                                        0.00
Reserve Fund Requirement                                                                                               11,990,580.00
Reserve Fund Supplement Requirement                                                                                             0.00

Residual Value Surplus Account

Beginning Balance 10/01/97                                                     0.00
Deposits                                                                       0.00
Withdrawls                                                                     0.00
Ending Balance 10/31/97                                                        0.00




Distribution per $1,000                                                                      Total

Total Distribution Amount                                                                               0.83575452

Interest Distribution Amount                                                                            0.83575452
Carryover Shortfall                                                                                     0.00000000
Prior Carryover Shortfall                                                                               0.00000000

Total Carryover Shortfall                                                                               0.00000000


Principal Distribution Amount                                                                           0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                        0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                            0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                               0.00000000
Unpaid Principal Loss Interest Amount                                                                   0.00000000

Seller Principal not paid to Seller                                                                 -----
Seller Interest not paid to Seller                                                                  -----

Unpaid Class B Principal Carryover Shortfall                                                        -----

Distribution per $1,000                                                                     Class A-1

Total Distribution Amount                                                                               0.84305556

Interest Distribution Amount                                                                            0.84305556
Carryover Shortfall                                                                                     0.00000000
Prior Carryover Shortfall                                                                               0.00000000

Total Carryover Shortfall                                                                               0.00000000


Principal Distribution Amount                                                                           0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                        0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                            0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                               0.00000000
Unpaid Principal Loss Interest Amount                                                                   0.00000000


Seller Principal not paid to Seller                                                                 -----
Seller Interest not paid to Seller                                                                  -----

Unpaid Class B Principal Carryover Shortfall                                                        -----

Distribution per $1,000                                                                     Class A-2

Total Distribution Amount                                                                               0.84444444

Interest Distribution Amount                                                                            0.84444444
Carryover Shortfall                                                                                     0.00000000
Prior Carryover Shortfall                                                                               0.00000000

Total Carryover Shortfall                                                                               0.00000000


Principal Distribution Amount                                                                           0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                        0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                            0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                               0.00000000
Unpaid Principal Loss Interest Amount                                                                   0.00000000

Seller Principal not paid to Seller                                                                 -----
Seller Interest not paid to Seller                                                                  -----

Unpaid Class B Principal Carryover Shortfall                                                        -----


Distribution per $1,000                                                                     Class A-3

Total Distribution Amount                                                                               0.85833333

Interest Distribution Amount                                                                            0.85833333
Carryover Shortfall                                                                                     0.00000000
Prior Carryover Shortfall                                                                               0.00000000

Total Carryover Shortfall                                                                               0.00000000


Principal Distribution Amount                                                                           0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                        0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                            0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                               0.00000000
Unpaid Principal Loss Interest Amount                                                                   0.00000000

Seller Principal not paid to Seller                                                                 -----
Seller Interest not paid to Seller                                                                  -----

Unpaid Class B Principal Carryover Shortfall                                                        -----


Distribution per $1,000                                                                     Class A-4

Total Distribution Amount                                                                               0.86111111

Interest Distribution Amount                                                                            0.86111111
Carryover Shortfall                                                                                     0.00000000
Prior Carryover Shortfall                                                                               0.00000000

Total Carryover Shortfall                                                                               0.00000000


Principal Distribution Amount                                                                           0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                        0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                            0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                               0.00000000
Unpaid Principal Loss Interest Amount                                                                   0.00000000

Seller Principal not paid to Seller                                                                 -----
Seller Interest not paid to Seller                                                                  -----

Unpaid Class B Principal Carryover Shortfall                                                        -----


Distribution per $1,000                                                                     Class B

Total Distribution Amount                                                                               0.89722222

Interest Distribution Amount                                                                            0.89722222
Carryover Shortfall                                                                                     0.00000000
Prior Carryover Shortfall                                                                               0.00000000

Total Carryover Shortfall                                                                               0.00000000


Principal Distribution Amount                                                                           0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                        0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                            0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                               0.00000000
Unpaid Principal Loss Interest Amount                                                                   0.00000000

Seller Principal not paid to Seller                                                                 -----
Seller Interest not paid to Seller                                                                  -----

Unpaid Class B Principal Carryover Shortfall                                                            0.00000000


Distribution per $1,000                                                                     Transferor Interest

Total Distribution Amount                                                                               4.74156424

Interest Distribution Amount                                                                            4.74156424
Carryover Shortfall                                                                                 -----
Prior Carryover Shortfall                                                                           -----

Total Carryover Shortfall                                                                           -----


Principal Distribution Amount                                                                           0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                        0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                        -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                           -----
Unpaid Principal Loss Interest Amount                                                               -----

Seller Principal not paid to Seller                                                                     0.00000000
Seller Interest not paid to Seller                                                                      0.00000000

Unpaid Class B Principal Carryover Shortfall                                                        -----



Servicing Fee                                                                               Total

Amount of Servicing Fee Paid                                                                    1,001,217.43
Total Unpaid                                                                                            0.00








Origination Trustee Expenses Paid (1)

UTI                                                                                                     0.00
SUBI                                                                                                    0.00
                                                                                                        0.00


Securitization Trustee Expenses Paid  (1)                                                               0.00

Additional Loss Amounts (2)                                                                             0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:









CHARGE-OFF RATE                                                                                                      October





Outstanding                                                                                                               196,895.05
Balance

Net
Liquidation                                                                                                               127,189.49
Proceeds

Average
Aggregate
Net Investment                                                                                                      1,201,460,914.83
Value

Annualized
Average
Charge-Off                                                                                                                     0.07%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                              0.07%



DELINQUENCY RATE
                                                                   #                                                $

Past Due 31-60 days                                                          376                                        8,763,262
Past Due 61-90 days                                                           49                                        1,139,490
Past Due 91 + days                                                             9                                          222,678

 Total                                                                       434                                       10,125,430

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                                  Delinquent                Current                 Delinquency
                                                                  Contracts                 Contracts               Rate
                                                                  (> 60 days)





October                                                                       58                   49,028                      0.12%
                                                                                                                               0.12%